UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2013

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2013, we issued a press release announcing results for our fiscal quarter ended March 31, 2013.

A copy of the press release is attached hereto as Exhibit 99.1. A copy of the earnings call presentation materials is attached hereto as Exhibit 99.2.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders (the “Annual Meeting”) of Sonic held April 17, 2013, the following actions took place.

Mr. O. Bruton Smith, Mr. B. Scott Smith, Mr. David Bruton Smith, Mr. William I. Belk, Mr. William R. Brooks, Mr. Victor H. Doolan, Mr. Robert Heller, Mr. Robert L. Rewey and Mr. David C. Vorhoff were reelected as directors by Sonic’s stockholders.

	Votes For	Votes Withheld	Broker Non-Votes	Votes Abstained
Election of O. Bruton Smith	153,822,650	1,873,122	2,595,478	—
Election of B. Scott Smith	153,541,186	2,214,586	2,595,478	—
Election of David Bruton Smith	153,541,186	2,214,586	2,595,478	—
Election of William I. Belk	142,834,467	12,921,305	2,595,478	—
Election of William R. Brooks	153,546,786	2,208,986	2,595,478	—
Election of Victor H. Doolan	142,837,067	12,918,705	2,595,478	—
Election of Robert Heller	142,836,167	12,919,605	2,595,478	—
Election of Robert L. Rewey	153,678,483	2,077,289	2,595,478	—
Election of David C. Vorhoff	142,894,205	12,861,567	2,595,478	—

Sonic’s stockholders approved, on a non-binding advisory basis, Sonic’s executive compensation as disclosed in its proxy statement for the Annual Meeting.

	Votes For	Votes Against	Broker Non-Votes	Votes Abstained
Approval, on a non-binding advisory basis, of Sonic’s executive compensation as disclosed in its proxy statement for the Annual Meeting	145,450,578	9,651,092	2,595,478	654,102

Sonic’s stockholders approved the ratification of the appointment of Ernst & Young LLP as Sonic’s independent accountants for the fiscal year ending December 31, 2013.

	Votes For	Votes Against	Broker Non-Votes	Votes Abstained
Ratification of appointment of Ernst & Young LLP as the independent public accounting firm	157,884,970	13,437	0	452,843

Item 7.01.	Regulation FD Disclosure.

On April 23, 2013, we issued a press release announcing the approval of a quarterly cash dividend.

A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Sonic Automotive, Inc. dated April 23, 2013

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc. dated April 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: April 23, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc. dated April 23, 2013

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc. dated April 23, 2013

4